UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 2009

                             INTREorg Systems, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)


       000-29621                                               45-0526215
---------------------------                                   -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

         501 Trophy Lake Dr., Suite 314, PMB 106, Trophy Club, TX 76262
        ----------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 817-491-8611

                                    ___n/a___
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 6, 2009, the Company entered into an agreement with Europa Securities LLC ("Europa") whereby Europa will act as the Company's exclusive referral/placement agent. The Agreement remains in effect for five years unless either party terminates the agreement in writing.

         Upon execution of the Agreement, the Company agreed to pay Europa $10,000 for its services. Under the Agreement, Europa agreed to obtain capital for the Company or any of its Projects, or otherwise arrange for the Company to receive capital on terms and conditions acceptable to the Company.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A.       Financial Statements:      N/A

B.       Exhibits:         10.1 Funding/Financing Referral/Placement Agency
                           Agreement with Europa Securities LLC


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





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 INTREorg, INC.
                                                 (Registrant)

Dated: October 6, 2009

                                                 /s/ Russell K. Boyd
                                                 -------------------------------
                                                 Russell K. Boyd, President


























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